UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2004

SEQUENOM, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29101	77-0365889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 John Hopkins Court San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 202-9000

Not Applicable.

(Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) The following exhibit is furnished with this Current Report:

99.1	Press release dated April 29, 2004 of Sequenom, Inc.

Item 12. Results of Operations and financial Condition.

On April 29, 2004, Sequenom, Inc. issued a press release announcing its unaudited financial results for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, whether filed before or after the date hereof and including but not limited to that certain Registration Statement on Form S-3 (File No. 333-112323) initially filed by Sequenom, Inc., on January 30, 2004, regardless of any general incorporation language in any such filing, unless Sequenom, Inc. expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.

By	/s/Stephen L. Zaniboni
Stephen L. Zaniboni Chief Financial Officer

Date: April 29, 2004

INDEX TO EXHIBITS

99.1	Press release dated April 29, 2004 of Sequenom, Inc.